Long Island's Premier Community Bank

This presentation may contain forward-looking statements that are based on various assumptions and analyses made by us in light of our management's experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the securities markets or the banking industry may be less favorable than we currently anticipate; legislation or regulatory changes may adversely affect our business; technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay occurrence or non-occurrence of events longer than we anticipate. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Corporate Profile $22.0 billion in assets - # 1 thrift in New York $11.2 billion in deposits - # 1 thrift in New York $6.0 billion in core deposits - # 1 thrift in New York 8.9% deposit market share - # 1 thrift in Long Island market Book value: $17.28, tangible book value: $15.20 Serves 700,000 customers/consumers Insider & ESOP stock ownership: 15% $2.6 billion market cap All figures in this presentation are as of June 30, 2002, except as noted, and all market data and IBES consensus as of July 18, 2002. All per share data adjusted to reflect 2-for-1 stock split in the form of a 100% stock dividend effective December 3, 2001. NYSE: AF

Our formula for enhancing shareholder value is simple and has been proven successful! Mortgage Lending - Portfolio lender, not a mortgage banker Single Family, Multifamily and Commercial Real Estate Expertise Top Quality - Low Credit Risk Lending Retail Banking - Premier community bank on Long Island Full service provider of financial services and products Keen focus on customer service - Anytime/Anywhere banking, 24/7! - Extended hours, Saturday & Sunday banking - Multi-channel distribution network- branches, ATMs, telephone and Internet Operating Efficiency Focus on core businesses: Execution excellence is key!

Mortgage Lending Growth Asset Quality Trends

Primarily short-term, 3/1 & 5/1 hybrid ARMs for portfolio - Minimizes interest rate risk Multiple delivery channels provide flexibility & efficiency - Retail* - Commissioned representatives/brokers-originations in 15 states* - Third party originators - correspondent relationships in 44 states* Secondary marketing capability - Sale of 15 year and 30 year fixed rate loans reduces interest rate risk Geographically diversified portfolio - Reduces lending concentrations 1-4 Family Mortgage Lending * All loans underwritten to Astoria's stringent standards

1-4 Family Mortgage Loan Originations 2000 2001 1H02 2Q01 2Q02 Retail 372 683 472 198 200 Broker 1157 1827 1011 467 382 Correspondent 837 1420 747 327 295 By Delivery Channel $993 M $877 M $2.4B $2.2B (In Millions) $3.9B

1-4 Family Mortgage Loan Originations By Product Type 2000 2001 1H02 2Q01 2Q02 3/1 ARM 299.8 573.6 536 157 335 5/1 ARM 1307 2064.2 1129 469 350 Other ARM 484 697 313 210 75 Other 279.2 597.3 252 195 141 $2.4B $3.9B $993 M $2.2 B (In Millions) $877.0

Solid and growing Multifamily/CRE portfolio $2.0 billion in portfolio - Average yield 7.88% Conservative underwriting - Average LTV < 65% Average loan in portfolio < $1 million All loans in local market Multifamily/Commercial Real Estate Lending

2000 2001 1H02 2Q01 2Q02 Multifamily 204.9 413.5 328 91 184 CRE 109.5 178.2 119 49 72 Multifamily/Commercial Real Estate Originations ($ in Millions) $314.5 $591.8 Originations include mixed use property loans. Average loan balance outstanding is < $1 million. All loans originated in local market. $255.5 $447.1 $140.0

Asset Quality

Minimal credit risk Conservative underwriting, top quality loans, low LTVs No sub-prime lending 99+% of all loans secured by real estate Strong reserves Allowance for loan losses/non-performing loans: 258% Low delinquency trends Top quality MBS portfolio Primarily agency, agency-backed or 'AAA' rated Asset Quality Focus

Comm'l R/E Multi-family Home Equity and Other One-to-Four Family East 5 8 2 85 Low Credit Risk Loan Portfolio Composition At June 30, 2002 Notes: 1) Excludes loans held for sale 2) LTV based on current principal balance and original appraised value Average LTV: 64.3% Total Portfolio: $12.5 billon Commercial R/E - 6% Average LTV: 61.8% Multifamily - 11% Average LTV: 64.6% One-to-Four Family - 81% Average LTV: 64.4% Home Equity & Other -2%

Asset Quality Trend 12/31/98 12/31/99 12/31/00 12/31/01 3/31/02 6/30/02 ASFC 0.58 0.26 0.18 0.18 0.16 0.15 Non-Performing Assets (NPAs) to Total Assets Total NPAs $120.4 $58.4 $40.0 $40.1 $35.7 $33.4 ($ in millions) Allowance for loan losses/non-performing loans at June 30, 2002: 258% At Period Ended

NPA to Total Assets vs Peers 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 All Thrifts 0.34 0.35 0.37 0.42 0.45 NY Thrifts 0.36 0.31 0.33 0.33 0.39 $ 5 + Billion 0.49 0.47 0.51 0.55 0.49 AF 0.17 0.15 0.16 0.18 0.16 0.15 Quarter Astoria All Thrifts NY Thrifts $ 5 + Bil June 30, 2002 0.15% N/A N/A N/A Mar. 31, 2002 0.16 0.45 0.39 0.49 Dec. 31, 2001 0.18 0.41 0.32 0.55 Sept. 30, 2001 0.16 0.37 0.33 0.51 June 30, 0.15 0.35 0.29 0.50 2001 Mar. 31, 0.17 0.34 0.34 0.48 2001 Source: SNL Financial, Quarterly Thrift Digest, June, 2002 Median Ratios

Net Charge-offs/Average Loans vs. Peers 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 All Thrifts 0.03 0.03 0.03 0.05 0.04 NY Thrifts 0.09 0.05 0.05 0.09 0.04 $ 5 + Billion 0.07 0.06 0.11 0.13 0.14 AF 0.01 0.01 0.01 0.02 0.01 0.01 Source: SNL Financial, Quarterly Thrift Digest, June, 2002 Median Ratios

1-4 Family Delinquency Ratios: AF vs MBA 3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 MBA NY conv 5.13 4.94 4.43 4.18 4.18 3.91 3.45 3.61 4.06 4.53 3.8 3.93 4.8 4.55 MBA US conv 3.7 3.72 3.3 3.29 3.35 3.29 2.83 2.9 3.21 3.68 3.23 3.51 3.92 3.99 AF 2.66 4.57 3.59 2.6 2.41 2.1 1.78 1.64 1.9 2.08 1.29 1.19 1.51 1.57 1.2 1.12 Source: MBA National Delinquency Survey

FNMA GNMA FHLMC CMO/REMIC - Non Agency (rated A or higher) CMO/Remic- Agency East 3 1 2 39 55 West North Low Credit Risk MBS Portfolio Total MBS Portfolio Classification Available for sale - $ 2.1B (31%) Held to maturity - $ 4.6B (69%) Total $ 6.7B At June 30, 2002 Average Life: 2.3 years

Relatively neutral one year gap: +0.14% Net interest income sensitivity 200 bp rise in interest rates (50bp/qtr) = 0.75% increase in net interest income for the next twelve months* 100 bp decrease in interest rates (25bp/qtr) = 0.19% decrease in net interest income for the next twelve months * Key balance sheet components Short-term hybrid adjustable-rate mortgage loan portfolio Short weighted average life MBS portfolio Offset by: Large core deposit base - provides natural hedge against rising rates Longer-term CDs and borrowings Interest Rate Risk Management * As of June 30, 2002. Assumes parallel shift in yield curve

Retail Banking/Market Penetration

Leading Retail Banking Franchise $11.2 billion in deposits, 86 banking office network Low cost/stable source of funds Core Deposits Represent 53% of Deposits, or $6.0 billion Checking accounts of $1.3 billion, or 21% of core Pro-active sales culture Banking offices with high average deposits Long Island Offices (83) - Nassau (29), Queens (17), Suffolk (25), Brooklyn (12) - Average Deposits of $131 Million Westchester Offices (3) - Average Deposits of $121 Million Alternative delivery channels - ATMs, telephone and internet banking

Long Island Powerhouse Nassau Queens Brooklyn Suffolk Banking Offices and Deposit Share Ranking on Long Island Overall Deposit Share Ranking: #1- all thrifts, #3- all financial institutions

Strong Position in Core Market Nassau, Suffolk, Queens and Brooklyn Source: FDIC Deposit Market Share Report. Data as of 6/30/01 adjusted for pending acquisitions. Deposits Market Average Institution ($ in millions) Share Branches Deposits 1. Chase $16,943 14.6% 152 $111 M 2. Citigroup 16,182 14.0 161 101 M 3. ASTORIA 10,275 8.9 83 124 M 4. GreenPoint 9,287 8.0 61 152 M 5. Washington Mutual 9,126 7.9 74 123 M 6. HSBC 8,448 7.3 94 90 M 7. North Fork 7,871 6.8 130 61 M 8. Fleet 5,895 5.0 113 52 M 9. Roslyn 4,368 3.8 29 151 M 10. Bank of New York 3,443 3.0 109 32 M Total - Core Market $115,902 1,370 The combined population of these four counties (7.0 million) exceeds the population of 38 individual U.S. states

Well Positioned in Key Markets ($ in millions) _______________ Suffolk _ Institution Total Share Branches 1. Chase $3,622 15.2% 35 2. North Fork 3,214 13.5 54 3. Citigroup 2,708 11.3 33 4. Wamu 2,681 11.2 26 5. Astoria 2,178 9.1 25 Total $23,903 383 ($ in millions) Nassau . Institution Total Share Branches 1. Citigroup $6,900 18.9% 70 2. Chase 4,272 11.7 34 3. GreenPoint 4,087 11.2 21 4. Astoria 3,529 9.7 29 5. Fleet 3,123 8.6 52 Total $36,533 418 ($ in millions) Brooklyn_______________ Institution Total Share Branches 1. Chase $4,471 17.4% 40 2. Wamu 3,523 13.8 19 3. HSBC 3,455 13.4 28 4. Citigroup 3,018 11.7 27 5. GreenPoint 2,281 8.9 15 Astoria (#7) 1,471 5.7 12 Total $25,705 245 Source: FDIC Deposit Share Report. Data as of 6/30/01 adjusted for pending acquisitions Deposits ($ in millions) Queens . Institution Total Share Branches 1. Chase $4,578 15.4% 43 2. Citigroup 3,558 12.0 31 3. Astoria 3,097 10.4 17 4. North Fork 2,414 8.1 35 5. New York Community 2,169 7.3 26 Total $29,761 324

Jumbo CD Money Market Savings Now/Demand Retail CD's East 2 17 25 11 45 Deposit Composition Total - $11.2 Billion 53% Core - $6.0 Billion At June 30, 2002 $5.0B @ 4.30% $1.9B @ 1.97% $2.8B @ 1.25% $1.3 B @ 0.29% Average Rate: 2.67% $174.3 M @ 2.58%

Retail Banking and Loan Fee Growth 1997 1998 1999 2000 2001 2002* Customer Service & Loan Fees 23.3 34.6 40 48.8 58.9 67.6 ($ in millions) Excludes loan servicing fees. * 2Q02 annualized CAGR = 24%

Dec 31 99 Jun 30 00 Dec 31 00 Jun 30 01 Dec 31 01 Jun 30 02 4.6 4.8 4.9 5.3 5.7 6 Core Deposit Growth ($ in Billions) % to Total Deposits: 48.4% 49.4% 48.9% 50.2% 52.7% 53.1% CAGR: 11%

Checking Account Growth 4Q99 2Q00 4Q00 2Q01 4Q01 2Q02 Personal 820 879 924 990 1086 1114 Business 58 75 81 102 114 148 4Q99 2Q00 4Q00 2Q01 4Q01 2Q02 Personal 261 277 292 303 313 328 Business 7 8 9 10 10 11 ($ in millions) (# of accounts in thousands) CAGR = 10% CAGR = 16% 267 285 301 313 323 $878 $954 $1,005 $1,090 $1,200 339 $1,262

Sales Initiatives - PEAK Process Performance based on Enthusiasm, Actions and Knowledge A "needs" based approach to sales rather than "product" based approach using a "Financial Needs Analysis Profile" Highly interactive program - daily and weekly meetings create a focus that is shared throughout the branch network Incentives for strong performance, both individual and team Initial results exceeded expectations

Balance Sheet Repositioning

Balance Sheet Repositioning Progress 2Q99 2Q00 2Q01 2Q02 Loans 9.7 10.8 11.7 12.5 MBS 10.5 8.4 7.3 6.7 ($ in billions) (Loans increased $2.8 billion, or 29%) (MBS decreased $3.8 billion, or 36%) Loans vs MBS

Balance Sheet Repositioning Progress 2Q99 2Q00 2Q01 2Q02 Deposits 9.6 9.8 10.6 11.2 Borrowings 11.7 10.6 9.8 8.6 ($ in billions) (Borrowings decreased $3.1 billion, or 26%) (Deposits increased $1.6 billion, or 17%) Deposits vs Borrowings

Superior Operating Efficiency

Efficiency Ratio 1997 1998 1999 2000* 2001 1Q02 2Q02 Excluding Stock Plan Amortization (Cash Efficiency Ratio) 45.63 41.54 30.26 29.17 29.53 31.12 31.26 Stock Plan Amortization 4.5 3.53 1.62 1.1 1.4 1.67 1.3 30.27 50.13 45.07 31.88 30.93 *Excludes $5.4 million executive severance payment in 4Q00 32.56 32.79

Efficiency Ratio vs Peers 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 All Thrifts 65.82 64.25 63.87 62.82 63.5 NY Thrifts 63.77 61.88 59.28 58.16 61.72 $ 5 + Billion 49.56 47.21 50.19 45.14 48.28 AF 30.57 30.92 30.72 31.53 32.79 32.56 AF Cash 29.48 29.73 29.61 29.28 31.12 31.26 Astoria Quarter Cash GAAP All Thrifts NY Thrifts $ 5 + Bil June 30, 2002. 31.26% 32.56% NA NA NA Mar. 31, 2002 31.12 32.79 63.50 61.72 48.08 Dec 31, 2001 29.28 31.53 62.82 58.16 45.17 Sept. 30, 2001 29.61 30.72 63.87 59.28 50.19 June 30, 2001 29.73 30.92 64.25 61.88 47.21 Mar. 31, 2001 29.48 30.57 65.82 63.77 49.56 (1) Median Source: SNL Financial, Quarterly Thrift Digest, June 2002 (1) Company reports

Financial Results and Trends

Quarterly Financial Highlights EPS Return on Assets Return on Equity Return on Tangible Equity Mortgage loan volume Shares repurchases $0.73(1) $0.59 1.16% (1) 1.02% 16.32 (1) 14.33% 18.50% (1) 16.36% $1.2 billion $1.1 billion 1.5 million 1.9 million (1) Included is the benefit derived from the adoption of SFAS No. 142, which eliminated goodwill amortization of $4.8 million. 2Q02 2Q01

AF Historical EPS Growth 1994 1995 1996 1997 1998 1999 2000 2001 2002 Actual 0.93 1.05 1.29 1.52 1.69 2.08 2.17 2.38 2.99 As originally reported. 1994-1996 restated for implementation of SFAS 128. 1998 first three quarters stand alone, fourth quarter 1998 pooled. IBES estimate for 2002. Adjusted for 2-for-1 stock split, December 3, 2001 CAGR = 16% Historical Operating EPS Growth

Why Invest in Astoria Financial? Strong balance sheet - superior asset quality Attractive banking franchise Dominant deposit market share in core market Financial Performance 16% CAGR in EPS since 1994 21% CAGR in stock price since 1994 8-10% margin expansion projected in 2002 Solid growth in core businesses Superior operating efficiency Well capitalized Active stock repurchase program Large goodwill claims

One of the industry's largest goodwill litigation claims $785 million of original supervisory goodwill created (LISB = $625 million, Fidelity NY = $160 million) $635 million of supervisory goodwill written off (LISB = $500 million, Fidelity NY = $135 million) Outcome unpredictable due to disparity in recent court decisions Status of Astoria cases LISB discovery completed Fidelity NY discovery completed Goodwill Claim Update

Price 2002 2002 Implied Deposit 7/18/02 EPS(1) P/E Price/ TBV Premium GreenPoint 44.11 5.29 8.3x 2.7x 27% Astoria Financial 29.55 3.01 9.8 1.9 12 Sovereign 12.67 1.26 10.0 2.4 10 Webster 33.95 3.29 10.3 2.4 13 Roslyn 19.01 1.79 10.6 2.9 22 Golden West 60.68 5.61 10.8 2.0 14 Bank North 23.52 2.02 11.6 2.8 16 Charter One 30.14 2.55 11.8 2.5 16 Hudson United 27.05 2.26 12.0 3.9 16 New York Community 25.80 2.08 12.4 5.1 40 Independence 27.12 2.14 12.7 2.3 18 North Fork 37.46 2.54 14.7 5.4 44 Commerce Bancorp 44.24 1.99 22.2 4.1 20 Median 11.6x 2.7x 16% Astoria Stock Price at Median Levels $34.92 $41.04 $38.10 Valuation Considerations (1) IBES Consensus. Includes SFAS 142 benefit, if any

Addendum AF: A Record of Enhancing Shareholder Value

AF: A Record of Enhancing Shareholder Value Assets of $10 billion by 2000 Improve asset quality Enhance operating efficiency Broaden lending capabilities Generate cash returns in mid- teen range Enhance shareholder value $22.0 billion in assets 0.15% NPA/total assets 31.20% cash efficiency ratio Origination network now covers 15 states; 1H02 volume = $2.7B 18.80% cash ROTE 373% stock appreciation since IPO* * Through July 18, 2002 1993 IPO objectives The record as of June 30, 2002

Acquisition History Year Thrift # Branches Assets (in millions) 1973 Metropolitan Federal 2 $ 50 1979 Citizens Savings (FSLIC) 5 130 1982 Hastings-on-Hudson Federal 3 100 1984 Chenango Federal 1 25 1987 Oneonta Federal 4 205 1990 Whitestone Savings (RTC) 4 280 1995 Fidelity New York 18 1,800 1997 The Greater New York Savings Bank 14 2,400 1998 Long Island Bancorp, Inc. 35 6,600 Total 86 $11,590

Dec 31 1993 Dec 31 1997 Jun 30 2002 4.1 10.5 22 Asset Growth ($ in Billions) As originally reported

Franchise Enhancement Dec 31 1993 Dec 31 1997 Dec 31 2001 Jun 30 2002 East 1.5 4.3 12.2 12.5 1993 1997 2001 1H02 0.3 1.5 4.6 2.7 Loan Portfolio Growth Loan Production As originally reported ($ in Billions) ($ in Billions)

1993 1997 2001 0.023 0.055 0.089 Deposit Market Share Growth Deposit Market Share - Brooklyn, Queens, Nassau & Suffolk counties Source: FDIC Deposit Market Share report. 2001 data as of 6/30/01 adjusted for pending acquisitions

Dec 31 1993 Dec 31 1997 Jun 30 2002 0.0305 0.0056 0.0015 Asset Quality Trend As originally reported Non-performing assets to total assets

Dec 31 1993 Dec 31 1997 Jun 30 2002 0.4654 0.3915 0.312 Improved Operating Efficiency Ratio As originally reported (cash basis)

Dec 31 1993 Dec 31 1997 Jun 30 2002 0.0088 0.0117 0.0116 Operating Cash Return on Average Assets As originally reported Excludes net charges of $5.4 million, net of taxes, related to various infrequently occurring items (1)

Dec 31 1993 Dec 31 1997 Jun 30 2002 0.1128 0.182 0.188 Operating Cash Return on Average Tangible Equity As originally reported Excludes net charges of $5.4 million, net of taxes, related to various infrequently occurring items (1)

Book Value/Tangible Book Value Growth 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 Book Value 12.09 13.12 14.74 15.87 16.05 16.26 16.44 16.71 17.28 Tangible Book Value 9.98 11.03 12.68 13.82 14.03 14.2 14.4 14.66 15.2 (Dollars per common share) (Book Value increased 43%) (Tangible Book Value increased 52%) $17.28 $15.20

Long Island's Premier Community Bank